Fortress America Acquisition Corporation
(a corporation in the development stage)

For the Periods of

December 20, 2004 (Inception)

to

December 31, 2004

and

December 20, 2004 (Inception)

to

July 20, 2005

Fortress America Acquisition Corporation
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Fortress America Acquisition Corporation

We have audited the accompanying balance sheet of Fortress America Acquisition Corporation (a corporation in the development stage) as of July 20, 2005, and December 31, 2004, and the related statements of operations, stockholders' equity and cash flows for the periods from December 20, 2004 (inception) to July 20, 2005 and December 20, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortress America Acquisition Corporation as of July 20, 2005 and December 31, 2004, and the results of its operations and its cash flows for the periods from December 20, 2004 (inception) to July 20, 2005 and December 20, 2004 (inception) to December 31, 2004 in conformity with United States generally accepted accounting principles.

/s/  Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York
Goldstein Golub Kessler LLP

July 20, 2005

Fortress America Acquisition Corporation
(a corporation in the development stage)

Balance Sheets

	July 20, 2005	December 31, 2004
Assets
Current assets:
Cash	$1,145,366	$25,000
Cash held in Trust Fund (Note 1)	37,660,000	-
Prepaid expenses	11,000	-
Deferred offering costs	-	12,500
Total current assets	$38,816,366	$37,500
Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$32,500	$-
Accounts payable	1,056	1,056
Advance from stockholders Notes payable, stockholders (Note 4)	4,260 70,000	- 12,500
Total current liabilities	107,816	13,556
Common stock, subject to possible redemption, 1,399,300 shares at conversion value (Note 1)	7,528,234	-
Commitment (Note 5)
Stockholders’ equity (Notes 1,2,6 and 7)
Preferred stock, $.0001 par value, Authorized
1,000,000 shares; none issued	-	-
Common stock, $.0001 par value
Authorized 50,000,000 shares
Issued and outstanding 8,750,000 shares
(which includes 1,399,300 subject to
possible conversion) and
1,250,000, respectively	875	125
Additional paid-in capital	31,182,143	24,875
Deficit accumulated during development stage	(2,702)	(1,056)
Total stockholders’ equity	31,180,316	23,944
Total liabilities and stockholders’ equity	$38,816,366	$37,500

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Statements of Operations

	Period of December 20, 2004 (Inception) to July 20, 2005	Period of December 20, 2004 (Inception) to December 31, 2004
Expenses:
Formation and operating costs	$2,702	$1,056
Net loss for the period	$(2,702)	$(1,056)
Net loss per share basic and diluted	$(.00)	$(.00)
Weighted average shares outstanding	2,026,764	1,250,000

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Statements of Stockholders' Equity

	Common Stock
	Shares	Amount	Additional Paid-In Capital	Deficit accumulated during the development stage	Total Stockholders’ Equity
Common shares issued December 20, 2004 at $0.02 per share	1,250,000	$125	$24,875		$25,000

Net loss for the period				$(1,056)	(1,056)

Balance at December 31, 2004	1,250,000	125	24,875	(1,056)	23,944
Redemption of common stock	(1,250,000)	(125)	(24,875)		(25,000)
Common shares issued March 9, 2005 at $0.01429 per share	1,750,000	175	24,825		25,000

Common shares issued July 20, 2005, par value $0.0001, net of underwriters’ discount and offering expenses (includes 1,399,300 shares subject to possible conversion)	7,000,000	700	38,685,452		38,686,152

Proceeds subject to possible conversion of 1,399,300 shares			(7,528,234)		(7,528,234)
Proceeds from issuance of option			100		100
Net loss for the period				(1,646)	(1,646)
Balance at July 20, 2005	8,750,000	$875	$31,182,143	$(2,702)	$31,180,316

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Statements of Cash Flows

	For the Period of December 20, 2004 (Inception) to July 20, 2005	For the Period of December 20, 2004 (Inception) to December 31, 2004
Cash Flows from Operating Activities
Net loss	$(2,702)	$(1,056)
Increase in prepaid expenses	(11,000)
Increase in accounts payable and stockholder advances	2,573	1,056
Net cash used in operating activities	(11,129)	-

Cash Flows from Investing Activities
Cash held in Trust Fund	(37,660,000)	-
Net cash used in investing activities	(37,660,000)	-

Cash Flows from Financing Activities

Gross proceeds of public offering	42,000,000	-
Proceeds from notes payable, stockholders	70,000	12,500
Proceeds from sale of shares of common stock Proceeds from issuance of option	25,000 100	25,000
Payment of costs of public offering	(3,278,605)	(12,500)
Net cash provided by financing activities	38,816,495	25,000

Net increase in cash	1,145,366	25,000
Cash at beginning of the period	-	-
Cash at end of the period	$1,145,366	$25,000

Non cash financing activity:
Accrual of costs of public offering	$35,243	$-

See notes to financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Notes to Financial Statements

1.	Organization and Proposed Business Operations
Fortress America Acquisition Corporation (the “Company”) was incorporated in Delaware on December 20, 2004 as a blank check company, the objective of which is to acquire one or more operating businesses in the homeland security industry.

All activity from December 20, 2004 (inception) through July 20, 2005 relates to the Company’s formation and public offering described below. The Company has elected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective July 13, 2005. The Company consummated the offering on July 20, 2005 and received net proceeds of $38,686,152 (Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) one or more operating businesses in the homeland security industry (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $37,660,000 of the net proceeds is being held in a trust fund account (“Trust Fund”) and invested in government securities until the earlier of (i) the consummation of its first Business Combination; or (ii) the liquidation of the Company. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. All of the Company stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of the Company’s first Business Combination, all of these voting safeguards will no longer be applicable.

In the event (i) the Business Combination is not approved by a majority of the shares of common stock held by the Public Stockholders or (ii) 20% or more of the shares of common stock held by the Public Stockholders vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Notes to Financial Statements

With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Fund, calculated as of two business days prior to the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding approximately 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by the Initial Stockholders.

The Company’s Certificate of Incorporation, as amended, provides for the mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 12 months from the date of the consummation of the Offering, or 18 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (since no value would be attributed to the Warrants contained in the Units sold (Note 2)).

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred tax asset for the tax effect of net operating loss carryforwards and temporary differences aggregating approximately $900 and $350 at July 20, 2005 and December 31, 2004, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at July 20, 2005 and December 31, 2004.

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

The effective rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Notes to Financial Statements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.	Initial Public Offering
On July 20, 2005, the Company sold 7,000,000 units ("Units") in the Offering. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 (which such Warrant may be exercised on a cashless basis) commencing the later of (a) one year from the effective date of the Offering; or (b) the completion of a Business Combination with a target business and expiring four years from the date of the prospectus (unless earlier redeemed). The Warrant will be redeemable, upon written consent of the representative of the underwriters, at a price of $0.01 per Warrant upon 30 days notice after the Warrant becomes exercisable, only in the event that (a) the last sales price of the common stock is at least $8.50 per share for any 20 trading days within a 30-trading-day period ending on the third day prior to date on which notice of redemption is given and (b) the weekly trading volume of our common stock has been at least 200,000 shares for each of the 2 calendar weeks before the Company sends the notice of redemption.

In addition, the Company sold to Sunrise Securities Corporation, for $100, an option to purchase up to a total of 700,000 units. The units issuable upon exercise of this option are identical to those offered in the Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of our common stock at a price of $6.25. This option is exercisable at $7.50 per unit commencing on the later of the consummation of a business combination and one year from the date of the prospectus and expiring five years from the date of the prospectus. In lieu of exercise, the option may be converted into units (i.e., a "cashless exercise") to the extent that the market value of the units at the time of conversion exceeds the exercise price of the option. The option may only be exercised or converted by the option holder.
The sale of the option is accounted for as an equity transaction. Accordingly, there is no net impact on the Company's financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be approximately $3.075 per unit, or $2,152,500 total, using an expected life of four years, volatility of 75.19% and a risk-free interest rate of 3.922%.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Notes to Financial Statements

The volatility calculation of 75.19% is based on the 365-day average volatility of a representative sample of seven (7) companies with market capitalizations under $250 million that Management believes could be considered to be engaged in a business in the homeland security industry (the “Sample Companies”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the 365-day average volatility of the Sample Companies because Management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of four years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

Although the purchase option and its underlying securities have been registered, the purchase option grants to holders demand and "piggy back" rights for periods of five and seven years, respectively, from the date of the prospectus with respect to the registration under the Securities Act of 1933 of the securities directly and indirectly issuable upon exercise of the purchase option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the purchase option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the purchase option will not be adjusted for issuances of common stock at a price below its exercise price.

3.	Deferred Offering Costs	Deferred offering costs consist of underwriting fees incurred through the balance sheet date that is related to the Offering and that were charged to capital upon receipt of the capital raised.

4.	Notes Payable-Stockholders and Advances from Stockholders
The Company has unsecured promissory notes to the Initial Stockholders, who are officers and directors of the Company, of $12,500 at December 31, 2004 and $70,000 at July 20, 2005. The loans are non interest bearing and will be paid from the net proceeds of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates its carrying amount.

In addition, two of the Initial Stockholders have made payments on behalf of the Company which are non interest bearing and due on demand. Such amounts have been included in Advances from Stockholders on the accompanying balance sheet.

5.	Commitment
Commencing January 1, 2005, the Company occupies office space from, and has certain office and secretarial services made available to it by, an unaffiliated third party. Rent expense for the periods from December 20, 2004 (inception) to July 20, 2005 and from December 20, 2004 to December 31, 2004 amounted to $437 and $155, respectively. The rental agreement expired March 31, 2005 and was extended through June 30, 2005.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Notes to Financial Statements

Commencing on the consummation of the Offering, the Company will occupy office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition or a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services.

6.	Common Stock
On December 20, 2004, the Company issued 1,250,000 shares of Common Stock. On March 8, 2005, the Company authorized the redemption of the 1,250,000 shares of common stock at the original subscription price. On March 9, 2005, the Company issued 1,750,000 shares of common stock to the original stockholders along with new stockholders (in the aggregate, these stockholders are the Initial Stockholders). At July 20, 2005, 16,100,000 shares of Common Stock were reserved for issuance upon exercise of redeemable warrants and underwriter's unit purchase option.

7.	Preferred Stock	The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.